UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 23, 2021

EVAMEDIA CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55386	47-3165462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1800 Century Park East, Suite 600, Los Angeles, CA 90067

(Address of Principal Executive Offices)

415-361-4030

(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

EVAMEDIA CORP.

ITEM 8.01 OTHER EVENTS

On September 23 2021, the EvaMedia Corp. (the “Company”) filed a Form 15 with the Securities and Exchange Commission to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended. The Company is eligible to deregister its common stock by filing a Form 15 under Section 12(g) of the Exchange Act because the Company has fewer than 300 holders of record. The Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act were suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing the Form 15 at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVAMEDIA CORP.
(Registrant)

Dated: September 24, 2021	By:	/s/ David Boulette
	Name:	David Boulette
	Title:	Chief Executive Officer